Exhibit 10.1

EXECUTION VERSION

SPECTRUM BRANDS, INC.

$1,000,000,000 5.750% Senior Notes due 2025

REGISTRATION RIGHTS AGREEMENT

May 20, 2015

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue,

New York, New York 10010

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Jefferies LLC

520 Madison Avenue

New York, New York 10022

as representatives of the several Initial Purchasers

Ladies and Gentlemen:

Spectrum Brands, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to certain purchasers (the “Initial Purchasers”), for whom Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Jefferies LLC are acting as representatives upon the terms set forth in a purchase agreement dated as of May 14, 2015 (the “Purchase Agreement”), $1,000,000,000 aggregate principal amount of its 5.750% Senior Notes due 2025 (the “Initial Securities”) to be unconditionally guaranteed by the guarantors party hereto (the “Guarantors”). The Initial Securities will be issued pursuant to an indenture, dated as of May 20, 2015, (the “Indenture”) among the Company, the Guarantors and US Bank National Association, as Trustee (the “Trustee”).

As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively the “Holders”), as follows:

1. Registered Exchange Offer. Unless not permitted by applicable law, the Company and the Guarantors shall, at their own cost, prepare and file with the Securities and Exchange Commission (the “Commission”), on or prior to 350 days after the date of original issue of the Initial Securities (the “Issue Date”), a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a proposed offer (the “Registered Exchange Offer”) to the Holders of Transfer Restricted Securities (as defined in Section 8(d) hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the “Exchange Securities”) issued under the

Indenture and identical in all material respects to such Initial Securities (except for the removal of transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 8 hereof) that would be registered under the Securities Act. The Company and the Guarantors shall use their commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act as promptly as possible and no later than 410 days after the Issue Date and shall keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the “Exchange Offer Registration Period”).

If the Company and the Guarantors commence the Registered Exchange Offer, the Company and the Guarantors will be entitled to close the Registered Exchange Offer 30 days after the commencement thereof provided that the Company and the Guarantors have accepted all the Initial Securities theretofore validly tendered and not validly withdrawn in accordance with the terms of the Registered Exchange Offer.

Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

The Company and the Guarantors acknowledge that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an “Exchanging Dealer”), is required to deliver a prospectus containing the information substantially in the form set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section, and (c) Annex C hereto in the “Plan of Distribution” section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if the Initial Purchasers elect to sell Exchange Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment they are required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

The Company and the Guarantors shall use their commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or the Initial Purchasers, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 4(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto, available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

If, upon consummation of the Registered Exchange Offer, the Initial Purchasers hold Initial Securities acquired by them as part of their initial distribution, the Company and the Guarantors, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to the Initial Purchasers upon the written request of the Initial Purchasers, in exchange (the “Private Exchange”) for the Initial Securities held by the Initial Purchasers, a like principal amount of debt securities issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 8 hereof) to such Initial Securities (the “Private Exchange Securities”). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the “Securities”.

In connection with the Registered Exchange Offer, the Company shall:

(a) mail or otherwise furnish to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

(c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

(d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

(e) otherwise comply with all applicable laws in all material respects.

As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

(x) accept for exchange all the Initial Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

(y) deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

(z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from May 20, 2015.

Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Initial Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an “affiliate,” as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

Notwithstanding any other provisions hereof, the Company and the Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company and the Guarantors are not

permitted to effect a Registered Exchange Offer, and would otherwise be required to effect a Registered Exchange Offer pursuant to Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 440 days of the Issue Date and the Company would otherwise be required to effect a Registered Exchange Offer pursuant to Section 1 hereof, (iii) any Holder so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder may not resell the Exchange Securities without delivering a prospectus, the Company and the Guarantors shall take the following actions:

(a) The Company and the Guarantors shall, at their cost, as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this Section 2) file with the Commission and thereafter shall use its commercially reasonable efforts to cause to be declared effective on or prior to 90 days after such obligation arises (unless it becomes effective automatically upon filing) a registration statement (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, a “Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 8(d) hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”); provided, however, that no Holder (other than the Initial Purchasers) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder; provided, further, that in no event shall the Company and the Guarantors be required to file such Shelf Registration Statement prior to 350 days after the Issue Date.

(b) The Company and the Guarantors shall use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities for a period of one year (or for such longer period if extended pursuant to Section 4(j) or 4(v) below) after its effective date or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement have been sold pursuant thereto. The Company and the Guarantors shall be deemed not to have used their commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

(c) Notwithstanding any other provisions of this Agreement to the contrary, the Company and the Guarantors shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3. Market-Making Registration. For so long as (x) any of the Securities are outstanding, (y) Jefferies LLC or any of its affiliates (as defined under the rules and regulations of the Commission) (the “Market Maker”) proposes to make a market in the Securities as part of its business in the ordinary course and (z) in the reasonable opinion of the Market Maker, it would be necessary or appropriate under applicable laws, rules and regulations for the Market Maker to deliver a prospectus in connection with market-making activities with respect to the Securities (clauses (x) through (z) collectively, the “Market-Making Conditions”), the following provisions of this Section 3 shall apply for the sole benefit of the Market Maker (it being understood that only a person for whom the Market-Making Conditions apply at the applicable time shall be entitled to the use of the Market-Making Registration Statement (as defined below) and related provisions of this Agreement at any time):

(a) The Company and the Guarantors shall use all commercially reasonable efforts to file under the Securities Act, a “shelf” registration statement (which may be the the Shelf Registration Statement if permitted by the rules and regulations of the Commission) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by the Market Maker of, Securities (such filing, a “Market-Making Registration”, such registration statement as amended or supplemented from time to time, a “Market-Making Registration Statement”).

(b) The Company and the Guarantors agree to use all commercially reasonable efforts to cause the Market-Making Registration Statement to become or be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 1 above or (ii) the date the Shelf Registration becomes or is declared effective pursuant to Section 2 above, and to keep such Market-Making Registration Statement continuously effective for so long as the Market Maker may be required to deliver a prospectus in connection with transactions in the Securities. In the event that the Market Maker holds Securities at the time an Exchange Offer is to be conducted under Section 1, the Company and Guarantors agree that the Market-Making Registration shall provide for the resale by the Market Maker of such Securities and shall use its commercially reasonable efforts to keep the Market-Making Registration Statement continuously effective until such time as the Market Maker determines in its reasonable judgment that the Market Maker is no longer required to deliver a prospectus in connection with the sale of such Securities.

(c) Notwithstanding any other provisions of this Agreement to the contrary, the Company and the Guarantors shall cause the Market-Making Registration Statement and the related prospectus and any amendment or supplement thereto, as of its respective effective date, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. Registration Procedures; Shelf Registrations and Registered Exchange Offers. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

(a) The Company and the Guarantors shall (i) furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchasers (with respect to any portion of an unsold allotment from the original offering) are participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company and the Guarantors shall use their commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers reasonably may propose in a timely manner; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and in Annex C hereto in the “Plan of Distribution” section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by the Initial Purchasers, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include in the prospectus included in the Shelf Registration Statement (or, if permitted by Commission Rule 430B(b), in a prospectus supplement that becomes a part thereof pursuant to Commission Rule 430B(f)) that is delivered to any Holder pursuant to Section 4(d) and (f), the names of the Holders, who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders.

(b) The Company and the Guarantors shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Commission Rule 405;

(iv) of the receipt by the Company, the Guarantors or their legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires the Company or the Guarantors to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

(c) The Company and the Guarantors shall use their commercially reasonable efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

(d) If not otherwise available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), upon the written request of a Holder of Securities included within the coverage of the Shelf Registration, the Company and the Guarantors shall furnish, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference). The Company and the Guarantors shall not, without the prior consent of the Initial Purchasers, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Commission Rule 405. The Initial Purchasers, each Holder of Securities and each Participant Broker-Dealer shall not take any action that would result in the Company or the Guarantors being required to file with the Commission a free writing prospectus prepared by or on behalf of the Initial Purchaser, such Holder of Securities and such

Participant Broker-Dealer that otherwise would not be required to be filed by the Company or the Guarantors thereunder, but for the action of the Initial Purchaser, such Holder of Securities and such Participant Broker-Dealer.

(e) If not otherwise available on EDGAR, upon the written request of any Holder, Exchanging Dealer or the Initial Purchasers, the Company shall deliver to each Exchanging Dealer and the Initial Purchasers, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Initial Purchasers or any such Holder requests, all exhibits thereto (including those incorporated by reference).

(f) The Company and the Guarantors shall, during the period of effectiveness of the Shelf Registration, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company and the Guarantors consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g) The Company and the Guarantors shall deliver to the Initial Purchasers, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company and the Guarantors consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchasers, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

(h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company and the Guarantors shall use their commercially reasonable efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company and the Guarantors shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(i) The Company and the Guarantors shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

(j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 4(b) above during the period for which the Company and the Guarantors are required to maintain an effective Registration Statement, the Company and the Guarantors shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company or the Guarantors notify the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 4(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus (and shall keep confidential the cause of such notice for so long as the cause is not otherwise publicly known), and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 4(j). Each Holder receiving a notice pursuant to clauses (ii) through (v) of Section 4(b), hereby agrees that (unless prohibited by applicable law or applicable document retention policy) it will either (i) destroy all prospectuses, other than permanent file copies, then in such Holder’s possession which have been replaced by the Company and the Guarantors with more recently dated prospectuses or (ii) deliver to the Company all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Securities that was current at the time of receipt of such notice.

(k) Not later than the effective date of the applicable Registration Statement, the Company and the Guarantors will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

(l) The Company and the Guarantors will comply in all material respects with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

(m) The Company and the Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company and the Guarantors shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(o) The Company and the Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other actions, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

(p) In the case of any Shelf Registration, the Company and the Guarantors shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and (ii) cause the Company’s and the Guarantors’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 6 hereof; provided further that the conduct of the foregoing inspection and information gathering shall be subject to the execution by all persons party to such inspection and information gathering of a reasonable confidentiality undertaking in customary form with respect to confidential and proprietary information of the Company and the Guarantors.

(q) In the case of any Shelf Registration, the Company and the Guarantors, if requested by any Holder of Securities covered thereby, shall cause (i) their counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 4(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 4(o) hereof; the compliance in all material respects as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and (A) as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein and (B) as of an applicable time identified by such Holders or managing underwriters, the absence from such prospectus taken together with any other documents identified by such Holders or managing underwriters, in the case of (A) and (B), of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such incorporated documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

(r) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or cause to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

(s) The Company and the Guarantors will use their commercially reasonable efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, in each case, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

(t) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Rules”) of the Financial Industry Regulatory Authority, Inc. (“FINRA”)) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and the Guarantors will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 5121, shall so require, engaging a “qualified independent underwriter” (as defined in Rule 5121) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 7 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

(u) The Company and the Guarantors shall use their commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

(v) Each Holder and each Participating Broker-Dealer agrees by acquisition of Initial Securities or Exchange Securities that, upon the Company providing notice to such Holder or Participating Broker-Dealer, as the case may be, (x) of the happening of any event of the kind described in paragraphs (ii) through (v) of Section 4(b) hereof, or (y) that the Board of Directors of the Company has resolved that the Company has a bona fide business purpose for doing so, then, upon providing such notice (which shall refer to this Section 4(v)), the Company may delay the filing or the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Exchange Offer Registration Statement or the Shelf Registration Statement, in all cases, for a period (a “Delay Period”) expiring upon the earlier to occur of (i) in the case of the immediately preceding clause (x), such Holder’s or Participating Broker-Dealer’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(g) hereof or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto or (ii) in the case of the immediately preceding clause (y), the date which is the earlier of (A) the date on which such business purpose ceases to interfere with the Company’s obligations to file or maintain the effectiveness of any such Registration Statement pursuant to this Agreement or (B) 60 days after the Company notifies the Holders of such good faith determination. There shall not be more than 60 days of Delay Periods during any 12-month period. The period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by a number of days equal to the number of days during any Delay Period. Any Delay Period will not alter the obligations of the Company to pay Additional Interest under the circumstances set forth in Section 8 hereof.

5. Registration Procedures: Market-Making Registration. In connection with any Market-Making Registration contemplated by Section 3 hereof, the following provisions shall apply:

(a) The Company and the Guarantors shall prepare and file with the Commission, within the time periods specified in Section 3(b), a Market-Making Registration Statement on any form which may be utilized by the Company and the Guarantors and which shall register all of the Securities for resale by the Market Maker in accordance with such method or methods of disposition as may be specified by the Market Maker and use all commercially reasonable efforts to cause such Market-Making Registration Statement to become effective within the time periods specified in Section 3(b).

(b) The Company and the Guarantors shall as soon as practicable prepare and file with the Commission such amendments and supplements to such Market-Making Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Market-Making Registration Statement for the period specified in Section 3 and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Market-Making Registration Statement, and furnish to the Market Maker copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on EDGAR.

(c) The Company and the Guarantors shall comply with the provisions of the Securities Act with respect to the disposition of all of the Securities covered by such Market-Making Registration Statement in accordance with the intended methods of disposition by the Market Maker provided for in such Market-Making Registration Statement.

(d) To the extent not already so qualified, the Company and the Guarantors shall use their commercially reasonable efforts to cause the Indenture to be qualified under the Trust Indenture Act in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company and the Guarantors shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(e) The Company and the Guarantors shall provide the Market Maker and its counsel the opportunity to participate in the preparation of such Market-Making Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto. For a reasonable period prior to the filing of such Market-Making Registration Statement, and throughout the period specified in Section 3, (i) make reasonably available for inspection by the Market Maker and and any attorney, accountant or other agent retained by the Market Maker all relevant financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and (ii) cause the Company’s and the Guarantors’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Market Maker or any such attorney, accountant or agent in connection with the Market-Making Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the conduct of the foregoing inspection and information gathering shall be subject to the execution by all persons party to such inspection and information gathering of a reasonable confidentiality undertaking in customary form with respect to confidential and proprietary information of the Company and the Guarantors.

(f) The Company and the Guarantors shall give written notice to the Market Maker (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i) when the Market-Maker Registration Statement or any amendment thereto has been filed with the Commission, when any comments have been received with respect thereto and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for amendments or supplements to the Market-Maker Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Market-Maker Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Market-Maker Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Rule 405 of the Securities Act;

(iv) of the receipt by the Company, the Guarantors or their legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires the Company and the Guarantors to make changes in the Market-Maker Registration Statement or the prospectus in order that the Market-Maker Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

(g) The Company and the Guarantors shall use their commercially reasonable efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Market-Maker Registration Statement.

(h) If requested by the Market Maker, the Company and the Guarantors shall promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as the Market Maker specifies should be included therein relating to the terms of the sale of such Securities by the Market Maker; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(i) If not otherwise available on EDGAR, the Company and the Guarantors shall furnish to the Market Maker and its counsel, without charge, at least one copy of the Market-Maker Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Market Maker so requests in writing, all exhibits thereto (including those, if any, incorporated by reference). The Company and the Guarantors shall not, without the prior consent of the Market Maker, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Rule 405 of the Securities Act. The Market Maker shall not take any action that would result in the Company and the Guarantors being required to file with the Commission a free writing prospectus prepared by or on behalf of the Market Maker that otherwise would not be required to be filed by the Company and the Guarantors thereunder, but for the action of the Market Maker.

(j) For a reasonable period prior to the filing of such Market-Making Registration Statement, and throughout the period specified in Section 3, the Company and the Guarantors shall deliver to the Market Maker and its counsel, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Market-Maker Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company and the Guarantors consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Market Makers in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Market-Maker Registration Statement.

(k) The Company and the Guarantors shall use their commercially reasonable efforts to register or qualify or cooperate with the Market Maker and its counsel in connection with the registration or qualification of the Securities to be included in the Market-Maker Registration Statement under the securities or “blue sky” laws of such states of the United States as the Market Maker reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Market-Maker Registration Statement; provided, however, that the Company and the Guarantors shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(l) In the case of the Market-Maker Registration Statement, the Company and the Guarantors, if requested by the Market Maker, shall cause (i) their counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to the Market Maker and dated, in the case of the initial opinion, the effective date of the Market Maker Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries, including the Guarantors; the qualification of the Company and its subsidiaries, including the Guarantors, to transact business as foreign corporations; the due authorization, execution, issuance and sale, and the validity and enforceability, of the applicable Securities; the absence of governmental approvals required to be obtained in connection with the Market-Maker Registration Statement, the offering and sale of the applicable Securities; the compliance in all material respects as to form of the Market-Maker Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; as of the date of the opinion and as of the effective date of the Market-Maker Registration Statement or most recent post-effective amendment thereto or most recent prospectus supplement thereto that is deemed to establish a new effective date, as the case may be, the absence from such Market-Maker Registration Statement and the prospectus and any prospectus supplement included therein, as then amended or supplemented and including any documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of an applicable time identified by the Market-Maker, the absence from the prospectus included in the Market-Maker Registration Statement, as amended or supplemented at such applicable time and including any documents incorporated by reference therein, taken together with any other documents identified by the Market Maker, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) their officers to execute and deliver all customary documents and certificates and updates thereof requested by the Market Maker and (iii) their independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Market-Maker Registration Statement to provide to the Market Maker a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

(m) The Company and the Guarantors shall cooperate with the Market Maker to facilitate the timely preparation and delivery of certificates representing the Securities to be sold free of any restrictive legends and in such denominations and registered in such names as the Market Maker may request a reasonable period of time prior to sales of the Securities;

(n) The Company and the Guarantors will comply in all material respects with all rules and regulations of the Commission to the extent and so long as they are applicable to the Market-Maker Registration and will make generally available to their security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Market-Maker Registration Statement, which statement shall cover such 12-month period.

(o) [Reserved.]

(p) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 5(f) above during the period for which the Company and the Guarantors are required to maintain an effective Market-Maker Registration Statement, the Company and the Guarantors shall promptly prepare and file a post-effective amendment to the Market-Maker Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to the Market Maker or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company and the Guarantors notify the Market Maker in accordance with paragraphs (ii) through (v) of Section 5(f) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Market Maker shall suspend use of such prospectus (and shall keep confidential the cause of such notice for so long as the cause is not otherwise publicly known), and the period of effectiveness of the Market-Maker Registration Statement provided for in Section 3 above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Market Maker shall have received such amended or supplemented prospectus pursuant to this Section 5(p). The Market Maker hereby agrees that upon receiving a notice pursuant to clauses (ii) through (v) of Section 5(f) that (unless prohibited by applicable law or applicable document retention policy) it will either (i) destroy all prospectuses, other than permanent file copies, then in the Market Maker’s possession which have been replaced by the Company and the Guarantors with more recently dated prospectuses or (ii) deliver to the Company and the Guarantors all copies, other than permanent file copies, then in the Market Maker’s possession of the prospectus covering such Securities that was current at the time of receipt of such notice.

(q) [Reserved.]

(r) The Market Maker agrees that, upon the Company and the Guarantors providing notice to the Market Maker, (x) of the happening of any event of the kind described in paragraphs (ii) through (v) of Section 5(f) hereof, or (y) that the Board of Directors of the Company and the Guarantors has resolved that the Company and the Guarantors have a bona fide business purpose for doing so, then, upon providing such notice (which shall refer to this Section 5(r)), the Company and the Guarantors may delay the filing or the effectiveness of the Market-Maker Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Market-Maker Registration Statement, in all cases, for a period (a “Market Maker Delay Period”) (expiring upon the earlier to occur of (i) in the case of the immediately preceding clause (x), the Market Maker’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(j) hereof or until it is advised in writing by the Company and the Guarantors that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto or (ii) in the case of the immediately preceding clause (y), the date which is the earlier of (A) the date on which such business purpose ceases to interfere with the Company’s and the Guarantors’ obligations to file or maintain the effectiveness of the Market-Maker Registration Statement pursuant to this Agreement or (B) 60 days after the Company and the Guarantors notify the Market Maker of such good faith determination. There shall not be more than 60 days of Market Maker Delay Periods during any 12-month period. The period of effectiveness of the Market-Maker Registration Statement provided for in Section 3 above shall be extended by a number of days equal to the number of days during any Market Maker Delay Period. Any Market Maker Delay Period will not alter the obligations of the Company and the Guarantors to pay Additional Interest under the circumstances set forth in Section 8 hereof.

6. Registration Expenses. The Company and the Guarantors shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 5 hereof, whether or not the Registered Exchange Offer, a Shelf Registration or a Market-Maker Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable and documented fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Initial Securities covered thereby to act as counsel for the Holders of the Initial Securities in connection therewith, and, in the event of a Market-Maker Registration, shall bear or reimburse the Market Maker for one counsel retained in connection with a Market-Making Registration, as selected by the Market Maker.

7. Indemnification. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer, the Market Maker and each person, if any, who controls such Holder, such Participating Broker-Dealer or the Market Maker within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer, the Market Maker and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the

Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, a Market-Maker Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or “issuer free writing prospectus,” as defined in Commission Rule 433 (“Issuer FWP”), relating to a Shelf Registration or Market-Maker Registration or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement, a Market-Maker Registration Statement or a prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration or Market-Maker Registration in reliance upon and in conformity with written information pertaining to such Holder or Market Maker and furnished to the Company by or on behalf of such Holder or Market Maker specifically for inclusion therein; provided further, however, that this indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have to such Indemnified Party. The Company and the Guarantors shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities or the Market Maker if requested by such Holders or Market Maker.

(b) Each Holder of the Securities, each Participating Broker-Dealer and the Market Maker, severally and not jointly, will indemnify and hold harmless the Company, the Guarantors and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company, the Guarantors or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, a Market-Maker Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration or Market-Maker Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder, such Participating Broker-Dealer or the Market Maker and furnished to the Company by or on behalf of such Holder, such Participating Broker-Dealer or the Market Maker specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company, the Guarantors or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder, such Participating Broker-Dealer or the Market Maker may otherwise have to the Company, the Guarantors or any of their controlling persons.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. In the event, however, such indemnified party reasonably determines in its judgment based on the advice of counsel that having common counsel would present such counsel with a conflict of interest or if the defendants in or targets of any such action or proceeding include both an indemnified party and the indemnifying party and such indemnified party reasonably concludes that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or if the indemnifying party fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to such indemnified party in a timely manner, then such indemnified party may employ separate counsel to represent or defend it in any such action or proceeding and the indemnifying party will pay the reasonable and customary fees and disbursements of such counsel. In no event shall the indemnifying parties be liable for the reasonable fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnifying party shall be liable for any settlement or compromise of, or consent to the party of judgment with respect to, any such action or claim effected without its consent (which consent shall not be unreasonably withheld).

(d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 7(d), (i) the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) under no circumstances will the Market Maker be required to contribute any amount. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

(e) The agreements contained in this Section 7 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

8. Additional Interest Under Certain Circumstances. (a) Additional interest (the “Additional Interest”) with respect to the Initial Securities that are Transfer Restricted Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a “Registration Default”):

(i) The Company and the Guarantors fail to file any Registration Statement required to be filed with the Commission pursuant to Section 1 hereof on or prior to the applicable filing deadline;

(ii) The Registered Exchange Offer, if required, is not consummated or a Shelf Registration Statement is required to be filed with the Commission pursuant to Section 2 hereof, but does not become effective on or prior to the 90th day following any of the events described in clauses (i), (ii), (iii) or (iv) of Section 2; or

(iii) If after either an Exchange Offer Registration Statement or a Shelf Registration Statement is declared (or becomes automatically) effective (A) such Registration Statement thereafter ceases to be effective; or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Additional Interest shall accrue on the Initial Securities that are Transfer Restricted Securities over and above the interest set forth in the title of such Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum after such 90-day period, up to a maximum of 0.50%, until such Registration Default has been cured.

(b) A Registration Default referred to in Section 8(a)(iii)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company or the Guarantors that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company or the Guarantors is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 90 days, Additional Interest shall be payable in accordance with the above paragraph from and after the 90th day after such Registration Default initially occurs until such Registration Default is cured.

(c) Any amounts of Additional Interest due pursuant to clause (i), (ii) or (iii) of Section 8(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Securities that are Transfer Restricted Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Initial Securities that are Transfer Restricted Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

(d) “Transfer Restricted Securities” means each Security until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Security, (ii) following the exchange by a broker-dealer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement or (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement.

9. Rules 144 and 144A. The Company shall use its commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Initial Securities that are restricted securities within the meaning of Rule 144 and are not saleable pursuant to Rule 144(d) without the need for public information, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Initial Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. If the Company ceases to be a reporting company under the Exchange Act, upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

10. Underwritten Shelf Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering (“Managing Underwriters”) will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering, subject to the prior approval by the Company, which approval will not be unreasonably withheld or delayed.

No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

11. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the Guarantors, and the written consent of the Holders of a majority in principal amount of the Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or consents.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

(1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

(2) if to the Initial Purchasers:

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue,

New York, New York 10010

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Attention: Corporate Finance Department

Jefferies LLC

520 Madison Avenue

New York, New York 10022

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Ave

New York, NY 10017

Fax No.: 212-701-5077

Attention: John Meade

(3) if to the Company, at its address as follows:

Spectrum Brands, Inc.

3001 Deming Way

Middleton, WI 53562

Fax No.: (608) 288-4485

Attention: General Counsel

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Fax No.: (212) 757-3990

Attention: Raphael M. Russo

(4) if to the Market Maker, at its address as follows:

Jefferies LLC

520 Madison Avenue

New York, NY 10022

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Ave

New York, NY 10017

Fax No.: 212-701-5077

Attention: John Meade

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

(c) No Inconsistent Agreements. The Company and the Guarantors have not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(d) Successors and Assigns. This Agreement shall be binding upon the Company, the Guarantors and their successors and assigns.

(e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Company and the Guarantors in accordance with its terms.

Very truly yours,

SPECTRUM BRANDS, INC.

By:	/s/ Nathan E. Fagre
	Name:	Nathan E. Fagre
	Title:	Senior Vice President, Secretary and General Counsel

[Signature Page to Registration Rights Agreement]

GUARANTORS:

SB/RH HOLDINGS, LLC
APPLICA MEXICO HOLDINGS, INC.
LIQUID FENCE CO., INC.
NATIONAL MANUFACTURING MEXICO A, LLC
NATIONAL MANUFACTURING MEXICO B, LLC
ROV HOLDING, INC.
ROV INTERNATIONAL HOLDINGS, LLC
SALIX ANIMAL HEALTH, LLC
SCHULTZ COMPANY
UNITED INDUSTRIES CORPORATION

By:	/s/ Nathan E. Fagre
	Name:	Nathan E. Fagre
	Title:	Senior Vice President, Vice President, Secretary, Corporate Secretary, Assistant Secretary and/or General Counsel

[Signature Page to Registration Rights Agreement]

TELL DOORS & WINDOWS, LLC
TELL MANUFACTURING, INC.
TELL SOURCING, INC.
DAI NENG US IMPORTS, LLC
NATIONAL OPENINGS, LLC

By:	/s/ Gregory J. Gluchowski, Jr.
	Name:	Gregory J. Gluchowski, Jr.
	Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Erwin Van Der Voort
	Name:	Erwin Van Der Voort
	Title:	Managing Director

Acting on its own behalf and as a representative of the several Initial Purchasers

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Chris Dorsett
	Name:	Chris Dorsett
	Title:	Director

By:	/s/ Celine Catherin
	Name:	Celine Catherin
	Title:	Director

Acting on its own behalf and as a representative of the several Initial Purchasers

JEFFERIES LLC

By:	/s/ Steve Tricarico
	Name:	Steve Tricarico
	Title:	Managing Director

[Registration Rights Agreement]

ANNEX A

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

ANNEX B

Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See “Plan of Distribution.”

ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until             , 20    , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.1

The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

[1]	In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

ANNEX D

CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.